UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2013

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No)
incorporation)

155 Morristown Road
Bernardsville, New Jersey		07924
(Address of principal executive		(Zip Code)
offices)

Registrant’s telephone number, including area code (908) 221-0100

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders was held on May 8, 2013 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1: Approval of the Agreement and Plan of Merger, dated as of January 28, 2013, by and between the Company and Lakeland Bancorp, Inc. (“Lakeland”), providing for the merger of Company with and into Lakeland and the automatic conversion of all of the outstanding capital stock of the Company into either cash or shares of Lakeland common stock, pursuant to election and allocation procedures described in the merger agreement (the “Merger Agreement”):

For	Against	Abstentions	Broker Non-Votes
3,425,929	157,129	17,659	1,144,311

Matter 2: An advisory vote on the compensation payable, or that could become payable, to the Company’s named executive officers in connection with the consummation of the Merger Agreement pursuant to pre-existing severance arrangements:

For	Against	Abstentions	Broker Non-Votes
3,015,243	521,943	63,531	1,144,311

Matter 3: The election of two directors, each for a three-year term:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Gerald B. O’Connor	3,478,327	122,390	0	1,144,311
M. Gerald Sedam, II	3,531,788	68,929	0	1,144,311

Matter 4: The ratification of the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the year ending December 31, 2013:

For	Against	Abstentions	Broker Non-Votes
4,586,407	123,346	35,275	0

Matter 5: An advisory vote to approve named executive officer compensation:

For	Against	Abstentions	Broker Non-Votes
4,586,407	517,311	35,275	1,144,311

Matter 6: An advisory vote on the frequency of the advisory vote to approve named executive officer compensation:

Three Years	Two Years	One Year	Abstentions	Broker Non-Votes
1,930,715	39,553	1,503,197	127,251	1,144,312

Pursuant to the foregoing votes the Company’s shareholders: (i) approved the Merger Agreement; (ii) approved, on an advisory basis, the compensation payable, or that could become payable, to the Company’s named executive officers in connection with the consummation of the Merger Agreement pursuant to pre-existing severance arrangements; (iii) elected Gerald B. O’Connor and M. Gerald Sedam, II for a term expiring at the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (iv) ratified the appointment of Crowe Horwath LLP as the Company’s independent public accounting firm for the year ending December 31, 2013; (v) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (vi) recommended that the Board of Directors hold an advisory vote to approve named executive officer compensation every 3 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMERSET HILLS BANCORP

Date: May 8, 2013	By:	/s/ Stewart E. McClure, Jr.
Stewart E. McClure, Jr.
President, Chief Executive Officer and Chief
Operating Officer